Exhibit 99.1

Contacts:	For Media:	Randy Clerihue
MetLife
(212) 578-5061

Meghan Lantier
Brighthouse Financial
(212) 578-6734

	For Investors:	John Hall
(212) 578-7888

BRIGHTHOUSE FINANCIAL FILES FORM 10 REGISTRATION STATEMENT IN CONNECTION WITH PLANNED SEPARATION FROM METLIFE

MetLife takes important step toward separating into two independent publicly traded companies

NEW YORK, October 5, 2016 – MetLife, Inc. (NYSE: MET) today announced that Brighthouse Financial, Inc. filed a Registration Statement on Form 10 with the U.S. Securities and Exchange Commission (the “SEC”). The filing of the Form 10 is an important step in MetLife’s plan to separate into two independent publicly traded companies. The filing provides information on the strategy and historical financial data of Brighthouse Financial and will be updated with additional information in subsequent amendments as the SEC reviews it.

The Form 10 reflects MetLife’s current plan to initiate the separation of Brighthouse Financial in the form of a spin-off. While MetLife and Brighthouse Financial are currently preparing for a spin-off transaction, the ultimate form and timing of a separation will be influenced by a number of factors, including regulatory considerations and economic conditions. MetLife continues to evaluate and pursue structural alternatives for the planned separation, including different forms of spin-off, a public offering of shares in an independent, publicly traded company, or a sale. The first step in the separation transaction is expected to take place in the first half of 2017. In conjunction with the Form 10, MetLife today filed a Form 8-K with the SEC that includes additional financial information concerning MetLife related to the planned separation.

“Today’s filing marks an important milestone for both MetLife and Brighthouse Financial as we move toward separating into two companies,” said Steven A. Kandarian, chairman, president and CEO of MetLife. “We believe the separation will enable both companies to compete more effectively, achieve strong operational and financial performance, and create long-term value for our shareholders.”

“Brighthouse Financial aims to deliver simple, transparent solutions and experiences that empower advisors and consumers to confidently make choices that will take them one step closer to achieving the financial future they envision,” said Eric T. Steigerwalt, executive vice president of MetLife’s U.S. Retail business and incoming president and CEO of Brighthouse Financial. “In addition, we believe that the company’s strong capital structure and commitment to financial discipline, risk management, and operational efficiencies will create long-term shareholder value.”

As outlined in the Form 10, Brighthouse Financial will be a major U.S. life insurance and annuity company, with $240 billion of total assets and approximately 2.6 million insurance policies and annuity contracts in-force as of June 30, 2016. Through a diverse network of independent distributors, Brighthouse Financial will offer a simplified set of accumulation and protection products.

Following the planned separation, MetLife, Inc. will remain the largest provider of employee benefits in the U.S., as well as a leading global insurer. MetLife will continue to hold leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.

The Form 10 describes a potential transaction which is a pro-rata distribution of at least 80.1 percent of the shares of Brighthouse Financial’s common stock to MetLife’s shareholders. Brighthouse Financial anticipates that such a transaction would be tax-free to U.S. shareholders for U.S. federal income tax purposes (except for any cash received in lieu of fractional shares).

The separation remains subject to certain conditions including, among others, obtaining final approval from the MetLife board of directors, receipt of a favorable IRS ruling and an opinion from MetLife’s tax advisor regarding certain U.S. federal income tax matters, and an SEC declaration of the effectiveness of the Form 10.

For more information, the full Brighthouse Financial Form 10 can be viewed at http://www.sec.gov and MetLife’s Investor Relations site at www.metlife.com.

About MetLife

MetLife, Inc. (NYSE: MET), through its subsidiaries and affiliates (“MetLife”), is one of the largest life insurance companies in the world. Founded in 1868, MetLife is a global provider of life insurance, annuities, employee benefits and asset management. Serving approximately 100 million customers, MetLife has operations in nearly 50 countries and holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East. For more information, visit www.metlife.com.

Note Regarding Forward-Looking Statements

This news release may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, statements regarding the Separation, including the timing and expected benefits thereof, the formation of Brighthouse Financial, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of MetLife and Brighthouse Financial. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife’s and Brighthouse Financial’s respective filings with the U.S. Securities and Exchange Commission. These factors include: (1) difficult conditions in the global capital markets; (2) increased volatility and disruption of the global capital and credit markets, which may affect our ability to meet liquidity needs and access capital, including through our credit facilities, generate fee income and market-related revenue and finance statutory reserve requirements and may require us to pledge collateral or make payments related to declines in value of specified assets, including assets supporting risks ceded to certain of our captive reinsurers or hedging arrangements associated with those risks; (3) exposure to global financial and capital market risks, including as a result of the disruption in Europe and possible withdrawal of one or more countries from the Euro zone; (4) impact on us of comprehensive financial services regulation reform, including potential regulation of MetLife, Inc. as a non-bank systemically important financial institution, or otherwise; (5) numerous rulemaking initiatives required or permitted by the Dodd-Frank Wall Street Reform and Consumer Protection Act which may impact how we conduct our business, including those compelling the liquidation of certain financial institutions; (6) regulatory, legislative or tax changes relating to our insurance, international, or other operations that may affect the cost of, or demand for, our products or services, or increase the cost or administrative burdens of providing benefits to employees; (7) adverse results or other consequences from litigation, arbitration or regulatory investigations; (8) our ability to address difficulties, unforeseen liabilities, asset impairments, or rating agency actions arising from (a) business acquisitions and integrating and managing the growth of such acquired businesses, (b) dispositions of businesses via sale, initial public offering, spin-off or otherwise, such as the Separation, including failure to achieve projected operational benefit from such transactions, (c) entry into joint ventures, or (d) legal entity reorganizations; (9) potential liquidity and other risks resulting from our participation in a securities lending program and other transactions, including

Brighthouse Financial’s incurrence of debt in connection with the Separation; (10) investment losses and defaults, and changes to investment valuations; (11) changes in assumptions related to investment valuations, deferred policy acquisition costs, deferred sales inducements, value of business acquired or goodwill; (12) impairments of goodwill and realized losses or market value impairments to illiquid assets; (13) defaults on our mortgage loans; (14) the defaults or deteriorating credit of other financial institutions that could adversely affect us; (15) economic, political, legal, currency and other risks relating to our international operations, including with respect to fluctuations of exchange rates; (16) downgrades in our claims paying ability, financial strength or credit ratings; (17) a deterioration in the experience of the closed block established in connection with the reorganization of Metropolitan Life Insurance Company; (18) availability and effectiveness of reinsurance, hedging or indemnification arrangements, as well as any default or failure of counterparties to perform; (19) differences between actual claims experience and underwriting and reserving assumptions; (20) ineffectiveness of risk management policies and procedures; (21) catastrophe losses; (22) increasing cost and limited market capacity for statutory life insurance reserve financings; (23) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors, and for personnel; (24) exposure to losses related to variable annuity guarantee benefits, including from significant and sustained downturns or extreme volatility in equity markets, reduced interest rates, unanticipated policyholder behavior, mortality or longevity, and the adjustment for nonperformance risk; (25) legal, regulatory and other restrictions affecting MetLife’s or Brighthouse Financial’s ability to pay dividends and repurchase common stock; (26) MetLife, Inc.’s and its subsidiary holding companies’ primary reliance, as holding companies, on dividends from its subsidiaries to meet its free cash flow targets and debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (27) the possibility that MetLife, Inc.’s Board of Directors may influence the outcome of stockholder votes through the voting provisions of the MetLife Policyholder Trust; (28) changes in accounting standards, practices and/or policies; (29) increased expenses relating to pension and postretirement benefit plans, as well as health care and other employee benefits; (30) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (31) difficulties in marketing and distributing products through our distribution channels; (32) provisions of laws and our incorporation documents that may delay, deter or prevent takeovers and corporate combinations involving MetLife or Brighthouse Financial; (33) the effects of business disruption or economic contraction due to disasters such as terrorist attacks, cyberattacks, other hostilities, or natural catastrophes, including any related impact on the value of our investment portfolio, our disaster recovery systems, cyber- or other information security systems and management continuity planning; (34) the effectiveness of our programs and practices in avoiding giving our associates incentives to take excessive risks; (35) failure to effect the Separation pursuant to the assumptions and on the terms currently contemplated or at all; (36) failure of third parties to provide various services, including product distribution and IT maintenance, that are important to our operations; (37) the effectiveness of Brighthouse Financial’s business strategy; (38) inability to attract and retain key talent; (39) Brighthouse Financial’s (a) loss of association with MetLife’s strong brand and reputation, (b) inability to replace services MetLife provides in a timely manner or on comparable terms and (c) obligations and increased costs as an independent, public company, including costs associated with having a large number of shareholders; (40) failure to protect the confidentiality of client information; (41) restrictions, liabilities, losses or indemnification obligations arising from any Separation-related transitional services or tax arrangements, or from the failure of the Separation to qualify for tax-free treatment; (42) actual or potential conflict of interests of Brighthouse Financial’s directors and officers because of their MetLife, Inc. equity ownership or their former MetLife positions; and (43) other risks and uncertainties described from time to time in MetLife’s or Brighthouse Financial’s filings with the U.S. Securities and Exchange Commission.

MetLife and Brighthouse Financial do not undertake any obligation to publicly correct or update any forward-looking statement if MetLife or Brighthouse Financial later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife or Brighthouse Financial makes on related subjects in reports to the U.S. Securities and Exchange Commission.

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